UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023 (April 3, 2023)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2023, we announced the following changes to our executive management.

Sean S. Sullivan, Executive Vice President and Chief Financial Officer, Resigns to Pursue Other Opportunities

On April 3, 2023, Sean S. Sullivan, our Executive Vice President and Chief Financial Officer, informed us that he was resigning from his role, effective as of April 28, 2023. There were no disagreements between the Company and Mr. Sullivan on any matter related to the Company’s operations, policies or practices.

Appointment of Thomas D. Barry as Executive Vice President and Chief Financial Officer

In connection with Mr. Sullivan’s departure, we appointed Thomas D. Barry as Executive Vice President and Chief Financial Officer, effective as of April 28, 2023.

Thomas D. Barry, age 56, has served as our Senior Vice President and Controller since 2009 and also serves as our Chief Accounting Officer. Prior to joining Sirius XM, Mr. Barry was the Vice President and Controller for Reader’s Digest Inc., the owner of the American general-interest family magazine, from 2002 until 2009. Prior to Reader’s Digest, he held finance leadership roles at Xerox Engineering Systems, a subsidiary of Xerox Corporation, the workplace technology company, and Avon Products Inc., the multinational cosmetics, skin care, fragrance and personal care company. Mr. Barry started his career at PricewaterhouseCoopers LLP, the international professional services brand of firms, and is a Certified Public Accountant.

On April 3, 2023, our subsidiary, Sirius XM Radio Inc., entered into an Employment Agreement with Mr. Barry to serve as our Executive Vice President and Chief Financial Officer through April 28, 2026. The Employment Agreement will become effective on the date on which Mr. Barry’s appointment as Chief Financial Officer becomes effective. Mr. Barry’s Employment Agreement specifies an annual base salary of $800,000. The Employment Agreement entitles Mr. Barry to participate in any bonus plan generally applicable to our executive officers. The Employment Agreement provides, in the case of certain qualifying terminations, for continuation of his health insurance benefits for eighteen months and his life insurance benefits for twelve months and for a lump sum severance payment in an amount equal to the sum of (i) Mr. Barry’s annual base salary, (ii) a pro-rated bonus for the year in which the termination occurs (based on actual achievement of applicable performance criteria) and (iii) the greater of (1) his target bonus opportunity for the years in which the termination date occurs or (2) the last annual bonus paid (or due and payable) to him. Our obligation to provide these severance benefits to Mr. Barry is subject to the execution of an effective release of claims against us. The Employment Agreement also contains other provisions contained in the existing employment agreements with our other executive officers, including confidentiality and non-competition restrictions, as well as a compensation clawback to the extent required by applicable law, regulations or stock exchange listing requirement, or any company policy adopted pursuant thereto.

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In connection with his appointment, on the second business day that the trading window for our employees opens after the date on which his appointment as Executive Vice President and Chief Financial Officer becomes effective, we will grant Mr. Barry an option to purchase shares of our common stock having a value, calculated based upon the Black-Scholes-Merton option pricing model using the financial inputs consistent with those we use for financial reporting purposes, of $375,000 at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on that day. On that day we will also grant Mr. Barry restricted stock units (“RSUs”) with a value of $375,000 and performance-based restricted stock units (“PRSUs”) with a value of $750,000. The RSUs will vest in equal installments on the first anniversary of the date of grant, the second anniversary of the date of grant and April 28, 2026, respectively, and the Option will vest in equal installments on such dates. The PRSU award will vest based upon the achievement of applicable performance conditions, subject to his continued employment through April 28, 2026. Each of these awards is subject to acceleration or termination under certain circumstances consistent with the terms of equity awards granted to our other executive officers. The equity-based compensation provided in the Employment Agreement is intended to supplement his existing annual award and, in his new capacity as Executive Vice President and Chief Financial Officer, Mr. Barry is expected to receive additional annual equity-based compensation awards.

There is no arrangement or understanding between Mr. Barry and any other person pursuant to which Mr. Barry was selected as an officer, and Mr. Barry does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Barry and any director or executive officer of the registrant.

Additional information about the benefit plans and programs generally available to our executive officers is included in the Proxy Statement for our 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 18, 2022.

The foregoing description of the Employment Agreement with Mr. Barry is qualified in its entirety by the Employment Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

On April 4, 2023, we issued a press release announcing the events described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01.	Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of April 3, 2023, between Sirius XM Radio Inc. and Thomas D. Barry

99.1	Press release dated April 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: April 4, 2023

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